                                                               Exhibit 10.20(g)

                                 SIXTH AMENDMENT
                                     TO THE
                           REVOLVING CREDIT AGREEMENT
                                 BY AND BETWEEN
       TELEPHONE AND DATA SYSTEMS, INC. AND AERIAL OPERATING COMPANY, INC.

                  This Sixth Amendment (the "SIXTH AMENDMENT") to the Revolving Credit Agreement dated as of August 31, 1998, as amended by the First Amendment thereto dated as of November 3, 1998, the Second Amendment thereto dated as of February 15, 1999, the Third Amendment thereto dated as of July 22, 1999, the Fourth Amendment thereto dated as of November 1, 1999 and the Fifth Amendment thereto dated as of November 1, 1999 (the "REVOLVING CREDIT AGREEMENT") by and between Telephone and Data Systems, Inc. ("TDS"), a Delaware corporation, and Aerial Operating Company, Inc. (the "COMPANY"), a Delaware corporation, is dated and effective as of this 10th day of March, 2000. Undefined, capitalized terms shall have the meanings assigned to such terms in the Revolving Credit Agreement.

                  WHEREAS, TDS and the Company are parties to the Revolving Credit Agreement and have agreed to enter into this Sixth Amendment on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, TDS and the Company agree to amend the Revolving Credit Agreement as follows:

1. AMENDMENTS TO THE REVOLVING CREDIT AGREEMENT. Effective as of the date first above written and subject to the execution of this Sixth Amendment by the parties hereto, the Revolving Credit Agreement shall be and hereby is amended as follows:

         1.1 Schedule I to the Revolving Credit Agreement shall be replaced by the new Schedule I to the Revolving Credit Agreement attached to this Sixth Amendment.

         1.2 Section 5 of the Credit Agreement is hereby amended by striking the first sentence thereof and replacing it with the following sentence.

                  "Unless sooner terminated as elsewhere provided herein, this Revolving Credit Agreement and TDS's obligation to furnish the Credit shall terminate upon the earlier to occur of the closing (the "Closing") of the transactions contemplated by the Agreement and Plan of Reorganization dated as of September 17, 1999 among VoiceStream Wireless Corporation , VoiceStream Wireless Holding Corporation, VoiceStream Subsidiary III Corporation, the Company and TDS or December 17, 2000."


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         1.3      The definition of "Applicable Maximum Amount" set forth in
                  Section 10(b) of the Revolving Credit Agreement is hereby amended and restated to read in its entirety as follows:

                                    "APPLICABLE MAXIMUM AMOUNT" shall mean, as
                           of any date of determination, the dollar amount set forth in Schedule I hereto and pertaining to the period during which such date occurs, MINUS (i) the aggregate principal amount of all prepayments required to be paid pursuant to the last sentence of
                           Section 2 after November 3, 1998, other than amounts borrowed by Aerial Communications, Inc. from time to time under that certain Credit Agreement dated as of June 30, 1998, as it may be amended from time to time (the "Nokia Credit Agreement"), by and among the Guarantor, the "Lenders" and Nokia Telecommunications, Inc., as "Agent" for said Lenders, and (ii) the outstanding balance at any such date of determination under the Nokia Credit Agreement, provided that the maximum amount available for borrowing by the Company and to be funded in cash by TDS under this Revolving Credit Agreement shall in no event exceed $315,000,000, whether or not the Nokia Credit Agreement continues to be in effect and whether or not amounts thereunder continue to be outstanding or available to be borrowed thereunder.

2. CONDITIONS PRECEDENT. This Sixth Amendment shall become effective as of the date above written, if, and only if, TDS has received duly executed originals of this Sixth Amendment from the Company.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants as follows:

         3.1 This Sixth Amendment and the Revolving Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.

         3.2 Upon the effectiveness of this Sixth Amendment, the Company hereby reaffirms all representations and warranties made in the Revolving Credit Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Sixth Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

4.       REFERENCE TO AND EFFECT ON THE REVOLVING CREDIT AGREEMENT.

         4.1 Upon the effectiveness of SECTION 1 hereof, on and after the date hereof, each reference in the Revolving Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Revolving Credit Agreement as amended hereby, and each reference to the Revolving Credit Agreement in any other document, instrument or agreement


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                  shall mean and be a reference to the Revolving Credit
                  Agreement as modified hereby.

         4.2 The Revolving Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         4.3 Except as expressly provided herein, the execution, delivery and effectiveness of this Sixth Amendment shall not operate as a waiver of any right, power or remedy of TDS, nor constitute a waiver of any provision of the Revolving Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. GOVERNING LAW. This Sixth Amendment shall be governed by and construed in accordance with the other remaining terms of the Revolving Credit Agreement and the internal laws (as opposed to conflict of law provisions) of the State of Illinois.

6. PARAGRAPH HEADINGS. The paragraph headings contained in this Sixth Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

7. COUNTERPARTS. This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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

                  IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Sixth Amendment to the Revolving Credit Agreement, effective as of the date first written above.


TELEPHONE AND DATA SYSTEMS, INC.               AERIAL OPERATING COMPANY, INC.


By:      /S/ SANDRA L. HELTON                  By:      /S/ DONALD W. WARKENTIN
         ----------------------------------             ------------------------
Name:    Sandra L. Helton                      Name:    Donald W. Warkentin
Title:   Executive Vice President - Finance    Title:   President


                      SIGNATURE PAGE TO SIXTH AMENDMENT TO
                       REVOLVING CREDIT AGREEMENT BETWEEN
                        TDS AND AERIAL OPERATING COMPANY


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

                                   SCHEDULE I
                                       TO
                           REVOLVING CREDIT AGREEMENT


PERIOD                                              APPLICABLE MAXIMUM AMOUNT*
------                                              --------------------------
November 30, 1998 through December 30, 1998         $585,000,000
December 31, 1998 through January 30, 1999          $615,000,000
January 31, 1999 through February 14, 1999          $625,000,000
February 15, 1999 through July 21, 1999             $650,000,000
July 22, 1999 through October 31, 1999              $775,000,000
November 1, 1999 through the earlier of the
  Closing or August 31, 2000                        $355,000,000
September 1, 2000 through the earlier of the
  Closing or September 30, 2000                     $375,000,000
October 1, 2000 through the earlier of the
  Closing or October 31, 2000                       $400,000,000
November 1, 2000 through the earlier of the
  Closing or November 30, 2000                      $425,000,000
December 1, 2000 through the earlier of the
  Closing or December 17, 2000                      $460,000,000

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* In no event will the amount funded by TDS exceed $315,000,000.